                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                     ------------


                                      FORM 8-K/A
                                    AMENDMENT NO. 1


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported)      OCTOBER 15, 1997
                                                 -----------------------------



                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                 ---------------------------------------------------
                (Exact name of registrant as specified in its charter)


         MARYLAND                      1-13232             84-1259577
--------------------------------      -------------     -------------------
(State or other jurisdiction of      (Commission        (I.R.S. Employer
 incorporation or organization)       File Number)     Identification No.)


1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO         80222-4348
---------------------------------------------------     -------------------
   (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code    (303) 757-8101
                                                       --------------------



                                    NOT APPLICABLE
             ------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS

WINTHROP ACQUISITION

         On August 22, 1997, AIMCO Properties, L.P., a Delaware limited partnership and ("AIMCO Properties") a subsidiary limited partnership of Apartment Investment and Management Company, a Maryland corporation ("AIMCO" and, together with its majority-owned subsidiaries and controlled entities, the "Company"), entered into a Purchase and Sale Agreement (the "Purchase Agreement") with 27 limited partnerships affiliated with Winthrop Financial Associates for the purchase of portfolio of 35 multifamily residential properties (collectively, the "Thirty-five Acquisition Properties"). The Purchase Agreement is included as an exhibit to this report and incorporated by this reference. The Purchase Agreement provides AIMCO Properties with a "due diligence" period to inspect the Thirty-five Acquisition Properties. This period was extended from October 6, 1997 to October 13, 1997 pursuant to a Letter Agreement, dated October 6, 1997, a copy of which is included as an exhibit to this report and incorporated herein by this reference, and from October 13, 1997 to October 15, 1997 pursuant to a Letter Agreement, dated October 13, 1997, a copy of which is included as an exhibit to this report and incorporated herein by this reference. The Company determined not to exercise its option to terminate the Purchase Agreement as of October 15, 1997, and, as of such date, became committed to purchasing the Thirty-five Acquisition Properties. The Company also amended the purchase price for the Thirty-five Acquisition Properties pursuant to a Letter Agreement, dated October 15, 1997, a copy of which is included as an exhibit to this report and incorporated herein by this reference.

         The 35 garden-style apartment communities are located in seven states, have an average age of 17 years and contain 8,175 apartment units. Fifteen of the apartment communities are located in Arizona, with 2,602 units in Phoenix and 816 units in Tucson, eleven apartment communities with 2,075 units are located throughout Texas; two apartment communities with 1,223 units are located in Florida, two apartment communities with 494 units are located in Michigan, three apartment communities with 536 units are located in Georgia, one apartment community with 293 units is located in Illinois and one apartment community with 136 units is located in North Carolina.

         The closing of the acquisition of the Thirty-five Acquisition Properties is expected to occur October 31, 1997, subject to customary closing conditions. The aggregate purchase price for the Thirty-five Acquisition Properties, including transaction costs, is approximately $262 million. The Company will pay aggregate consideration of $253.5 million, including the assumption of $8.3 million in mortgage indebtedness, to complete the purchase. The Company has also budgeted an additional $16 million in initial capital expenditures which will be incurred subsequent to the acquisition of the Thirty-five Acquisition Properties. A copy of the Company's Press Release, dated October 17, 1997, is incorporated herein by this reference.

RISKS RELATED TO HUD ENFORCEMENT

         In October 1997, NHP Incorporated, a Delaware corporation and a subsidiary of AIMCO ("NHP"), received a subpoena from the Inspector General of the U.S. Department of Housing and Urban Development ("HUD") requesting documents relating to any arrangement whereby NHP or any of its affiliates provides or has provided compensation to owners of HUD multifamily projects in exchange for or in connection with management of a HUD project. NHP believes that other owners and managers of HUD projects have received similar subpoenas. Documents relating to certain of NHP's acquisitions of management rights for HUD projects, including its acquisition of management rights from Oxford Realty Financial Group, Inc. and Oxford Holdings Corporation, may be responsive to the subpoena. NHP intends to comply with the subpoena and believes that its operations are in compliance, in all material respects, with all laws, rules and regulations relating to HUD-assisted or HUD-insured properties. Although the Inspector General has not initiated any action against NHP or the Company or, to NHP's or the Company's knowledge, any owner of a HUD property managed by NHP or the Company, if any such action is taken in the future, it could ultimately affect existing arrangements with respect to HUD projects or otherwise have a material adverse effect on the results of operations of the Company.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired

         Combined Statement of Revenues and Certain Expenses of the Thirty-five Acquisition Properties for the year ended December 31, 1996 and the six months ended June 30, 1997 (unaudited), together with the Independent Auditor's Report (included as Exhibit 99.1 to this Report and incorporated herein by this reference).

(b) Pro Forma Financial Information

         The required pro forma financial information is included as Exhibit
99.2 to this Report and incorporated herein by this reference.

(c) Exhibits

         The following exhibits are filed with this report:

Exhibit
Number   Description
------   -----------

*23.1    Consent of Deloitte & Touche LLP.

*99.1 Combined Statement of Revenues and Certain Expenses of the Thirty-five Acquisition Properties for the year ended December 31, 1996 and the six months ended June 30, 1997 (unaudited), together with the Independent Auditor's Report.

 99.2 Pro Forma Financial Information of Apartment Investment and Management Company.

*99.3 Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of August 22, 1997, by and between AIMCO Properties, L.P., a Delaware limited partnership, and each of the parties identified on Exhibit "A" attached thereto.

*99.4 Letter Agreement, dated October 6, 1997, between AIMCO Properties, L.P. and each of the parties identified on Exhibit "A" attached to the Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of August 22, 1997, by and between AIMCO
         Properties, L.P., a Delaware limited partnership, and each of the parties identified on Exhibit "A" attached thereto.

*99.5 Letter Agreement, dated October 13, 1997, between Allan G. Mutchnik, Counsel to AIMCO Properties, L.P., a Delaware limited partnership, and William W. Post, counsel to each of the parties identified on Exhibit "A" attached to the Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of August 22, 1997, by and between AIMCO Properties, L.P., a Delaware limited partnership, and each of the parties identified on Exhibit "A" attached thereto.

*99.6 Letter Agreement, dated October 15, 1997, between AIMCO Properties, L.P., a Delaware limited partnership, and each of the parties identified on Exhibit "A" attached to the Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of August 22, 1997, by and between AIMCO Properties, L.P., a Delaware limited partnership, and each of the parties identified on Exhibit "A" attached thereto.

*99.7 Press release of Apartment Investment and Management Company, dated October 17, 1997.

------------------
* Previously filed

                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY



Date:  October 22, 1997                By:    /s/ Leeann Morein
                                            ----------------------------------
                                            Leeann Morein
                                            Senior Vice President, Chief
                                            Financial Officer and Secretary

                     EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K



                                                                  Sequentially
Exhibit                                                             Numbered
Number   Description                                                   Page
------   -----------                                                   ----

*23.1    Consent of Deloitte & Touche LLP.

*99.1 Combined Statement of Revenues and Certain Expenses of the Thirty-five Acquisition Properties for the year ended December 31, 1996 and the six months ended June 30, 1997 (unaudited), together with the Independent Auditor's Report.

 99.2 Pro Forma Financial Information of Apartment Investment and Management Company.

*99.3 Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of August 22, 1997, by and between AIMCO Properties, L.P., a Delaware limited partnership, and each of the parties identified on Exhibit "A" attached thereto.

*99.4 Letter Agreement, dated October 6, 1997, between AIMCO Properties, L.P. and each of the parties identified on Exhibit "A" attached to the Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of August 22, 1997, by and between AIMCO
         Properties, L.P., a Delaware limited partnership, and each of the parties identified on Exhibit "A" attached thereto.

*99.5 Letter Agreement, dated October 13, 1997, between Allan G. Mutchnik, Counsel to AIMCO Properties, L.P., a Delaware limited partnership, and William W. Post, counsel to each of the parties identified on Exhibit "A" attached to the Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of August 22, 1997, by and between AIMCO Properties, L.P., a Delaware limited partnership, and each of the parties identified on Exhibit "A" attached thereto.

*99.6 Letter Agreement, dated October 15, 1997, between AIMCO Properties, L.P., a Delaware limited partnership, and each of the parties identified on Exhibit "A" attached to the Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of August 22, 1997, by and between AIMCO Properties, L.P., a Delaware limited partnership, and each of the parties identified on Exhibit "A" attached thereto.

*99.7 Press release of Apartment Investment and Management Company, dated October 17, 1997.

------------------
* Previously filed